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                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 15, 2000, in the Registration Statement (Form S-1) and related Prospectus of Support.com, Inc. for the registration of its common stock.

                                          /s/ Ernst & Young LLP

Palo Alto, California
February 17, 2000